STANDARD SUBLEASE
            (Short-form to be used with post 1995 AIREA leases)
     (NOTE: DO NOT USE IF LESS THAN ENTIRE PREMISES ARE BEING SUBLET.
     FOR SITUATIONS WHERE THE PREMISES ARE TO BE OCCUPIED BY MORE THAN ONE TENANT OR SUBTENANT USE THE "STANDARD SUBLEASE MULTI-TENANT" FORM)

1.   Basic Provisions ("Basic Provisions").
     1.1 Parties : This Sublease ("Sublease"), dated for reference purposes only July 19, 2003, is made by and between Vargus Marketing Group, Inc. dba Kencreative ("Sublessor") and Trinity Learning Corporation, a Utah Corporation ("Sublessee") (collectively the "Parties", or individually a "Party").

     1.2 Premises: That certain real property, include all improvements therein, and commonly known by the street address of 1831 2nd Street, Berkeley located in the County of Almeda, State of California and generally described as (describe briefly the nature of the property) a portion of a freestanding building of approximately 2,577 square feet ("Premises").

     1.3 Term: 0 years and 9 months commencing September 1, 2003 ("Commencement Date")and ending May 31, 2004 ("Expiration Date").

     1.4  Early Possession:              ("Early Possession Date")

     1.5 Base Rent $ 5,025.00 per month ("Base Rent"), payable on the First (1st) date of each month commencing September 1, 2003.

[ ] If this box is checked, there are provisions in this Lease for the Base Rent to be adjusted.

     1.6  Base Rent and Other Monies Paid Upon Execution:

          (a)  Base Rent $5,025.00 for the period

          (b)  Security Deposit $ 5,025.00 ("Security Deposit")

          (c)  Association Fees: ___________ for the period _____

          (d)  Other $_____ for _____

          (e)  Total due Upon Execution of this Lease $10,050.00

     1.7  Agreed Use: Office

     1.8  Real Estate Brokers:

          (a) Representation: The following real estate brokers (the "Brokers" and brokerage relationships exist in this transaction (check applicable boxes):

[ ]_____ represents Sublessor exclusively ("Sublessor's Broker)
[ ]_____ represents Sublessee exclusively ("Sublessee's Broker); or
[X] Colliers International represents both Sublessor and Sublessee ("Dual Agency").

     1.9 Payment to Brokers: Upon execution and delivery of this Sublease by both Parties, Sublessor shall pay to the Brokers the brokerage fee agreed to in a separate written agreement (or if these is no such agreement, the sum of N/A or _____% of the total Base Rent) for the brokerage services rendered by the Brokers.

     1.10 Attachments. Attached hereto are the following, all of which constitute a part of this Sublease:

[ ] an Addendum consisting of Paragraphs 14 through 15:
[ ] a plot plan depicting the Premises:
[ ] a Work Letter:
[ ] a copy of the Master Lease:
[ ] other (specify):__________________________________

2.   Premises.
     2.1 Letting. Sublessor hereby subleases to Sublessee, and Sublessee hereby subleases from Sublessor, the Premises, for the term, at the rental, and upon all of the terms, covenants and conditions set forth in this Sublease. Unless otherwise provided herein, any statement of size set forth in this Sublease, or that may have been used in calculating Rent, is an approximation which the parties agree is reasonable and any payments based thereon are not subject to revision whether or not the actual size is more or less. Note: Sublessee is advised to verify the actual size prior to executing this Sublease.

     2.3 Compliance. Sublessor warrants that any improvements, alterations or utility installations made or installed by or on behalf of Sublessor to or on the Premises comply with all applicable covenants or restrictions of record and applicable building codes, regulations and ordinances ("Applicable Requirements") in effect on the date that there were made or installed. Sublessor makes no warranty as to the use to which Sublessee will put the Premises or to modifications which may be required by the Americans with Disabilities Act or any similar laws as a result of Sublessee's use. NOTE: Sublessee is responsible for determining whether or not the zoning and other Applicable Requirements are appropriate for Sublessee's intended use, and acknowledges that past uses of the Premises may no longer be allowed. If the Premises do not comply with said warranty, Sublessor shall, except as otherwise provided, promptly after receipt of written notice from Sublessee setting forth with specifically the nature and extent of such non-compliance, rectify the same.

     2.4 Acknowledgments. Sublessee acknowledges that: (a) it has been advised by Sublessor and/or Brokers to satisfy itself with respect to the condition of the Premises (including, but not limited to the electrical, HVAC and fire sprinkler systems, security, environmental aspects, and compliance with Applicable Requirements and the Americans with Disabilities
Act), and their suitability for Sublessee's intended use, (b) Sublessee has made such investigation as it deems necessary with reference to such matters and assumes all responsibility therefor as the same relate to its occupancy of the Premises, and (c) neither Sublessor, Sublessor's agents, nor Brokers have made any oral or written representations or warranties with respect to said matters other than as set forth in this Sublease. In addition, Sublessor acknowledges that: (i) Brokers have made no representations, promises or warranties concerning Sublessee's ability to honor the Sublease or suitability to occupy the Premises, and (ii) it is Sublessor's sole responsibility to investigate the financial capacity and/or suitability of all proposed tenants.

     2.5 Americans with Disabilities Act. In the event that as a result of Sublessor's use, or intended use, of the Premises the Americans with Disabilities Act or any similar law requires modifications or the construction or installation of improvements in or to the Premises, Building, Project and/or Common Areas, the Parties agree that such modifications, construction or improvements shall be made at [ ]
Sublessor's expense [X] Sublessee's expense.



3.   Possession

     3.1 Early Possession. If Sublessee totally or partially occupies the Premises prior to the Commencement Date, the obligation to pay Base Rent shall be prorated for the period of such early possession. All other terms of this Sublease (including but not limited to the obligations to pay Sublessee's Share of Common Area Operating Expenses, Real Property Taxes and insurance premiums and to maintain the Premises) shall, however, be in effect during such period. Any such early possession shall not affect the Expiration Date.

     3.2 Delay in Commencement. Sublessor agrees to use its best commercially reasonable efforts to deliver possession of the Premises by the Commencement Date. If, despite said efforts, Sublessor is unable to deliver possession as agreed, the rights and obligations of Sublessor and Sublessee shall be set forth in Paragraph 3.3 of the Master Lease (as modified by Paragraph 7.3 of this Sublease).

4.   Rent and Other Charges.

     4.1 Rent Defined. All monetary obligations of Sublessee to Sublessor under the terms of this Sublease (except for the Security Deposit) are deemed to be rent ("Rent"). Rent shall be payable in lawful money of the United States to Sublessor at the address stated herein or to such other persons or at such other places as Sublessor may designate in writing.

     4.2 Utilities. Sublessee shall pay for all water, gas, heat, light, power, telephone, trash disposal and other utilities and services supplied to the Premises, together with any taxes thereon.

5. Security Deposit. The rights and obligations of Sublessor and Sublessee as to said Security Deposit shall be as set forth in Paragraph 5 of the Master Lease (as modified by Paragraph 7.3 of this Sublease).

6. Agreed Use. The premises shall be used and occupied only for office and for no other purposes.

7.   Master Lease.
     7.1 Sublessor is the lessee of the Premises by virtue or a lease, hereinafter the "Master Lease", wherein White West Properties is the lessor, hereinafter the "Master Lessor".
     7.2 This Sublease is and shall be at all times subject and subordinate to the Master Lease.
     7.3 The terms, conditions and respective obligations of Sublessor and Sublessee to each other under this Sublease shall be the terms and conditions of the Master Lease except for those provisions of the Master Lease which are directly contradicted by this Sublease in which event the terms of this Sublease document shall control over the Master Lease. Therefore, for the purposes of this Sublease, wherever in the Master Lease the word "Lessor" is used it shall be deemed to mean the Sublessor herein and wherever in ths Master Lease the word "Lessee" is used it shall be deemed to mean the Sublessee herein.
     7.4 During the term of this Sublease and for all periods subsequent for obligations which have arisen prior to the termination of this Sublease, Sublessee does hereby expressly assume and agree to perform and comply with, for the benefit of Sublessor and Master Lessor, each and every Obligation of Sublessor under the Master Lease except for the following paragraphs which are excluded therefrom: 1 and 2

     7.5 The obligations that Sublessee has assumed under paragraph 7.4 hereinafter referred to as the "Sublessee's Assumed Obligations". The obligations that Sublessee has not assumed under paragraph 7.4 hereof are hereinafter referred to as the "Sublessor's Remaining Obligations".
     7.6 Sublessee shall hold Sublessor free and harmless from all liability, judgements, costs, damages, claims or demands, including reasonable attorney's fees, arising out of Sublessee's failure to comply with or perform Sublessee's Assumed Obligations.
     7.7 Sublessor agrees to maintain the Master Lease during the entire term of this Sublease, subject, however, to any earlier termination of the Master Lease without the fault of the Sublessor, and to comply with or perform Sublessor's Remaining Obligations and to hold Sublessee free and harmless from all liability, judgements, costs, damages, claims or demands arising out of Sublessor's failure to comply with or perform Sublessor's Remaining Obligations.
     7.8 Sublessor represents to Sublessee that the Master Lease is in full force and effect and that no default exists on the part of any Party to the Master Lease.

8.   Assignment of Sublease and Default.
     8.1 Sublessor hereby agrees and transfers to Master Lessor Sublessor's interest in this Sublease, subject however to the provisions of Paragraph 8.2 hereof.
     8.2 Master Lessor, by executing this document, agrees that until a Default shall in occur in the performance of Sublessor's Obligations under the Master Lease, that Sublessor may receive, collect and enjoy the Rent accruing under this Sublease. However, if Sublessor shall Default in the performance of its obligations to Master Lessor than Master Lessor may, at its option, receive, collect and enjoy the Rent accruing under this Sublease. However, if Sublessor shall Default in the performance of its obligations to Master Lessor may, at its option, receive and collect, directly from Sublessee, all Rent owing and to be owed under this Sublease. In the event, however, that the amount collected by Master Lessor exceeds Sublessor's obligations any such excess shall be refunded to Sublessor. Master Lessor shall not, be reason of this assignment of the Sublease nor by reason of the collection of the Rent from the Sublessee, be deemed liable to Sublessee for any failure of the Sublessor to perform and comply with Sublessor's Remaining Obligations.
     8.3 Sublessor hereby irrevocably authorizes and directs Sublessee upon receipt of any written notice from the Master Lessor stating that a Default exists in the performance of Sublessor's obligations under the Master Lease, to pay to Master Lessor the Rent due and to become due under the Sublease. Sublessor agrees that Sublessee shall have the right to rely upon any such statement and request from Master Lessor, and that Sublease shall pay such Rent to Master Lessor without any obligation or right to inquire as to whether such Default exists and notwithstanding any notice from or claim from Sublessor to the contrary and Sublessor shall have no right or claim against Sublessee for any such Rent so paid by Sublessee.
     8.4 No changes or modifications shall be made to this Sublease without consent of Master Lessor.

9.   Consent of Master Lessor.
     9.1 In the event that the Master Lease requires that Sublessor obtain the consent of Master Lessor to any subletting by Sublessor then, this Sublease shall not be effective unless, within 10 days of the date hereof, Master Lessor signs this Sublease thereby giving its consent to this Subletting.
     9.2 In the event that the obligations of this Sublessor under the Master Lease have been guaranteed by third parties then neither this Sublease, nor the Master Lessor's consent, shall be effective unless, within 10 days of the date hereof, said guarantors sign this Sublease thereby giving their consent to this Sublease.

     9.3  In the event that Master Lessor does not give such consent then:
          (a) Such consent shall not release Sublessor of its obligations or alter the primary liability of Sublessor to pay the Rent and perform and comply with all of the obligations of Sublessor to be performed under the Master Lease.
          (b) The acceptance of Rent by Master Lessor from Sublease or any one lease liable under the Master Lease shall not be deemed a waiver by Master Lessor of any provisions of the Master Lease.
          (c) The consent of this Sublease shall not constitute a consent to any subsequent subletting or assignment.
          (d) In the event of any Default of Sublessor under the Master Lease, Master Lessor may proceed directly against Sublessor, any guarantors or any one else liable under the Master Lease of this Sublease without first exhausting Master Lessor's remedies against any other person or entity liable thereon to Master Lessor.
          (e) Master Lessor may consent to subsequent subletting and assignments of the Master Lease or this Sublease or any amendments or modifications thereto without notifying Sublessor or any one else liable under the Master Lease and without obtaining their consent and such action shall not relieve such persons from liability.
          (f) In the event that Sublessor shall Default in its obligations under the Master Lease, then Master Lessor, at its option and without being obligated to do so, may require Sublessee to attorn to Master Lessor in which event Master Lessor shall undertake the obligations of Sublessor under this Sublease from the time of the exercise of said option to terminate of this Sublease but Master Lessor shall not be liable for any prepaid Rent nor any Security Deposit paid by Sublessee, nor shall Master Lessor be liable for any other Defaults of the Sublessor under the Sublease.
          (g) Unless directly contradicted by other provisions of this Sublease, the consent of Master Lessor to this Sublease shall not constitute an agreement to allow Sublessee to execute any options which may have been granted to Sublessor in the Master Lease (see Paragraph 39.2 of the Master Lease).
     9.4 The signatures of the Master Lessor and any Guarantors of the Sublessor at the end of this document shall constitute their consent to the terms of this Sublease.
     9.5 Master Lessor acknowledges that, to the best of Master Lessor's knowledge, no Default presently exists under the Master Lease of obligations to be performed by Sublessor, and that the Master Lease in full force and effect.
     9.6 In the event that Sublessor Defaults under its obligations to be performed under the Master Lease by Sublessor, Master Lessor agrees to deliver to Sublessee a copy of any such notice of default. Sublessee shall have the right to cure any Default of Sublessor described in any notice of default within ten days after service of such notice of default on Sublessee. If such Default is cured by Sublessee then Sublessee shall have the right or reimbursement and offset from and against Sublessor.

10.  Additional Broker Commission.


     10.1 Sublessor agrees that if Sublessee exercises any option or right or first refusal as granted by Sublessor herein, or any option or right substantially similar thereto, either to extend the term or this Sublease, to renew this Sublease, to purchase the Premises, or to lease or purchase adjacent property which Sublessor may own or in which Sublessor is acting as a Sublessor, lessor or seller.

     10.2 Master Lessor agrees that if Sublessee shall exercise any option or right of first refusal granted to Sublessee by Master Lessor in connection with this Sublease, or any option or right substantially similar thereto, either to extend or renew the Master Lease, to purchase the Premises or any part thereof, or to lease or purchase adjacent property which Master Lessor may own or in which Master Lessor has an interest, or if Broker is the procuring cause of any other lease or sale entered into between Sublessee and Master Lessor pertaining to the Premises, any part thereof, or any adjacent property which Master Lessor owns or in which it has an interest, then as to any of said transactions, Master Lessor shall pay to Broker a fee, in cash, in accordance with the schedule of Broker in effect at the time of the execution of this Sublease.
     10.3 Any fee due from Sublessor or Master Lessor hereunder shall be due and payable upon the exercise of any option to extend or renew, upon the execution of any new lease, or, in the event or a purchase, at the close of escrow.
     10.4 Any transferee of Sublessor's interest in this Sublease, or of Master Lessor's interest in the Master Lease, by accepting an assignments thereof, shall be deemed to have assumed the respective obligations of Sublessor or Master Lessor under this Paragraph 10 broker shall be deemed to be a third-party beneficiary of this paragraph 10.

11. Representations and indemnities of Broker Relationships. The Parties each represent and warrant to the other that it has had no dealings with any person, firm, broker or finder (other than the Brokers, if any) in connection with this Sublease and that no one other than said named Brokers is entitled to any commission or finders' fee in connection herewith. Sublessee and Sublessor do each hereby agree to indemnify, protect, defend and hold the other harmless from and against liability for compensation or charges which may be claimed by any such unnamed broker, finder or other similar party by reason of any dealings or actions of the indemnifying Party, including any costs, expenses, attorney's fees reasonably incurred with respect thereto.

12. Attorney's fees. If any Party or Broker brings an action or proceeding involving the Premises whether founded in tort, contract or equity, or to declare rights hereunder, the Prevailing Party (as hereafter defined) in any such proceeding, action, or appeal thereon, shall be entitled to reasonable attorney's fees. Such fees may be awarded in the same suit or recovered in a separate suit , whether or not such action or proceeding is pursued to decision or judgement. The term, "Prevailing Party" shall include, without limitation, a Party or Broker who substantially obtains or defeats the relief sought, as the case may be, whether by compromise, settlement, judgement, or the abandonment by the other Party or Broker of its claim or defense. The attorney's fees award shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all attorney's fees reasonably incurred. In addition, Sublessor shall be entitled to attorney's fees, costs and expenses incurred in the preparation and services of notices of Default and consultations in connection therewith, whether or not a legal action is subsequently commenced in connection with such Default or resulting Breach ($200 is a reasonable minimum per occurrence for such services and consultation).


13. No Prior of Other Agreements; Broker Disclaimer. This Sublease contains all agreement between the Parties with respect to any matter mentioned herein, and no other prior or contemporaneous agreement of understanding shall be effective. Sublessor and Sublessee each represents and warrants to the Brokers that it has made, and is relying solely upon, its own investigation as to the nature, quality, character and financial responsibility of the other Party to this Sublease and as to the use, nature, quality and character of the Premises. Brokers have no responsibility with respect thereto or with respect to any default or breach hereof by either Party. The liability (including court costs and attorney's fees), of any Broker with respect to negotiation, execution, delivery or performance by either Sublessor Broker pursuant to this Sublease; provided, however, that the foregoing limitation on each Broker's liability shall not be applicable to any gross negligence or willful misconduct of such Broker.


ATTENTION: NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION OR BY ANY REAL ESTATE BROKER AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS SUBLEASE OR THE TRANSACTION TO WHICH IT RELATES. THE PARTIES ARE URGED TO:

1.   SEEK ADVISE OF COUNSEL AD TO THE LEGAL AND TAX CONSEQUENCES OF THIS
SUBLEASE.

2. RETAIN APPROPRIATE CONSULTANTS TO REVIEW AND INVESTIGATE THE CONDITION OF THE PREMISES. SAID INVESTIGATION SHOULD INCLUDE BUT NOT BE LIMITED TO:
THE POSSIBLE PRESENCE OF HAZARDOUS SUBSTANCES, THE ZONING OF THE PROPERTY, THE STRUCTURAL INTEGRITY, THE CONDITION OF THE ROOF AND OPERATING SYSTEMS, AND THE SUITABILITY OF THE PREMISES FOR SUBLESSEE'S INTENDED USE.

WARNING: IF THE SUBJECT PROPERTY IS LOCATED IN A STATE OTHER THAN
CALIFORNIA, CERTAIN PROVISIONS OF THE SUBLEASE MAY NEED TO BE REVISED TO COMPLY WITH LAWS OF THE STATE IN WHICH THE PROPERTY IS LOCATED.

Executed at:______________________ Executed at:____________________________
on: ______________________________ on: ____________________________________

By Sublessor:                      By: Sublessee
Vargus Marketing Group, Inc. dba   Trinity Learning Corporation, a Utah
________________________________   ________________________________________
Kencreative                        corporation
________________________________   ________________________________________

By: /s/ Ken Monnens                By:
________________________________   ________________________________________
Name Printed: Ken Monnens          Name Printed: Doug Cole
________________________________   ________________________________________
Title: President                   Title: CEO
________________________________   ________________________________________


By:                                By:
________________________________   ________________________________________
Name Printed:                      Name Printed:
________________________________   ________________________________________
Title:                             Title:
________________________________   ________________________________________
Address:                           Address:
                                   2526 Durant Avenue
________________________________   ________________________________________
Berkeley, CA 94710                 Berkeley, CA 94704
________________________________   ________________________________________
Telephone/Facsimile                Telephone/Facsimile
510-433-5815/510-986-6775          510-433-5815/510-986-6775
________________________________   ________________________________________
Federal ID No.                     Federal ID No.
77-0503954                         77-0503954
________________________________   ________________________________________


Consent to the above Sublease is hereby give:

Executed at                        Executed at
________________________________   ________________________________________
On                                 On
________________________________   ________________________________________


By Master Lessor                   By Guarantor(s):
________________________________   ________________________________________
White West Properties

By                                 By
/S/ Warren White
________________________________   ________________________________________

Name Printed                       Name Printed
________________________________   ________________________________________

Title                              Title
Partner
________________________________   ________________________________________

NOTE: These forms are modified to meet changing requirements of law and needs of the Industry. Always write or call to make sure you are utilizing the most current form: AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION, 700 So. Flower St., Suite 600, Los Angeles, CA 90017. (213) 687-8777.

(C) Copyright 1997 By American Industrial Real Estate Association. All rights reserved. No part of these works may be reproduced in any form without permission in writing.


     ADDENDUM TO THE STANDARD SUBLEASE DATED JULY 17, 2003 BY AND BETWEEN VARGUS MARKETING GROUP, INC. DBA KENCREATIVE ("SUBLESSOR") AND TRINITY LEARNING CORPORATION, A UTAH CORPORATION ("SUBLESSEE").

     14.  PARKING

          Subtenant shall have access to eight (8) parking spaces in the lot adjacent to the Premises, at no additional charge.

     15.  UTILITIES

          Tenant will pay one-third (1/3) of utilities; gas, electric, water and garbage to a maximum amount equal to 50% of each month's previous year amount. Sublease will pay the remainder of each bill.




SUBLESSOR:                         SUBLESSEE:

Vargus Marketing Group, Inc.       Trinity Learning Corporation
dba Kencreative                    a Utah Corporation

By: /S/ Ken Monnens                By: /S/ Doug Cole
______________________________     _______________________________
Ken Monnens, President             Doug Cole, CEO

Date: 07/22/03                     Date: 07/22/03
______________________________     _______________________________